 EX-2 Wells Fargo Commercial Mortgage Securities, Inc. Form ABS15G Explanatory Notes

(1) We have attempted to gather the information required by this Form ABS-15G and Rule 15Ga-1 by, among other things, (i) identifying asset-backed securities transactions that fall within the scope of Rule 15Ga-1 for which we are a securitizer and that are not covered by a filing to be made by an affiliated securitizer ("Covered Transactions"), (ii) gathering information in our records regarding demands for repurchase or replacement of pool assets in Covered Transactions for breaches of representations or warranties concerning those pool assets ("Repurchases") that is required to be reported on Form ABS-15G ("Reportable Information"), (iii) identifying the parties in Covered Transactions that have a contractual obligation to enforce any Repurchase obligations of the party or parties making those representations or warranties based on our records ("Demand Entities"), and (iv) requesting all Reportable Information from trustees and other Demand Entities that is within their respective possession and which has not been previously provided to us. However, we cannot be certain that we have obtained all applicable Reportable Information because, among other things, some Demand Entities have not agreed to provide Reportable Information or may not have provided complete Reportable Information, and some Demand Entities may be unable or unwilling to provide Reportable Information without unreasonable effort or expense (or without imposing unreasonable expense on us). In addition, while we requested Reportable Information from trustees and other Demand Entities as to investor demands that occurred prior to July 22, 2010, it is possible that this disclosure does not contain information about all investor demands upon those parties made prior to that date. (General)

(2) "Originator" generally refers to the party identified in securities offering materials at the time of issuance for purposes of meeting applicable SEC disclosure requirements (for columns c-f).

(3) The repurchase activity reported herein is described in terms of a particular loan's status as of the end of the reporting period (for columns g-x).

(4) On April 8, 2010, Dexia Real Estate Capital Markets ("Dexia") received a repurchase request with respect to Loan #264 GM&O Building from the special servicer for the Wachovia Bank Commercial Mortgage Trust Series 2006-C23 securitization trust. Dexia considered the repurchase request to be without merit and rejected the repurchase request. As of December 31, 2011, to Dexia's knowledge, the repurchase request is no longer being pursued.

(5) On September 29, 2011, Dexia Real Estate Capital Markets ("Dexia") received a letter from CW Capital Asset Management LLC as special servicer for the Trust demanding that Dexia cure alleged defects in the documentation of Loan #58 Marketplace Retail & Office Center. By letter dated December 29, 2011, Dexia rejected the Trust's demand. As of February 1, 2012, Dexia has received no response from the Trust.